Exhibit 99

================================================================================
       Agreement                                       Number of Options Granted
================================================================================
John Beuttel Non-Incentive Stock Option Agreement                          9,000
================================================================================
Dennis Hughes Non-Incentive Stock Option Agreement                         3,000
================================================================================
Robert Zentar Non-Incentive Stock Option Agreement                         3,000
================================================================================
Michael Hughes Non-Incentive Stock Option Agreement                        3,000
================================================================================
Stuart Wiles Non-Incentive Stock Option Agreement                          2,000
================================================================================
Baird Wallis Non-Incentive Stock Option Agreement                          3,000
================================================================================
Debra Heintz Non-Incentive Stock Option Agreement                          2,000
================================================================================
Robert Aragona Non-Incentive Stock Option Agreement                        2,000
================================================================================
Mary Kamm Non-Incentive Stock Option Agreement                             2,000
================================================================================
Bruce Kratt Non-Incentive Stock Option Agreement                           2,000
================================================================================
Lawrence Kruysman Non-Incentive Stock Option Agreement                     2,000
================================================================================
Don Dennis Non-Incentive Stock Option Agreement                            2,000
================================================================================
Emily Mitchell Non-Incentive Stock Option Agreement                        2,000
================================================================================
Michael Dobbs Non-Incentive Stock Option Agreement                         2,000
================================================================================
King BravoNon-Incentive Stock Option Agreement                             2,000
================================================================================
Thomas D'Urso Non-Incentive Stock Option Agreement                         2,000
================================================================================
Wendy Yoder Non-Incentive Stock Option Agreement                             750
================================================================================
James Buran Non-Incentive Stock Option Agreement                           1,400
================================================================================
Bogdan Boczar Non-Incentive Stock Option Agreement                           900
================================================================================
Jeannette Cole Non-Incentive Stock Option Agreement                        1,500
================================================================================
Michael Ziemba Non-Incentive Stock Option Agreement                        1,500
================================================================================
Spencer Dunn Non-Incentive Stock Option Agreement                          2,500
================================================================================
Margaret Viets Non-Incentive Stock Option Agreement                          900
================================================================================
Catherine Tempesta Non-Incentive Stock Option Agreement                      900
================================================================================
Sarah Forbes Non-Incentive Stock Option Agreement                            900
================================================================================
Peter Gosselin Non-Incentive Stock Option Agreement                          900
================================================================================
Mark Belcher Non-Incentive Stock Option Agreement                          1,200
================================================================================
Susan Renaud Non-Incentive Stock Option Agreement                            900
================================================================================
Gary Epright Non-Incentive Stock Option Agreement                            750
================================================================================
Thomas Phillips Non-Incentive Stock Option Agreement                         900
================================================================================
David Hakes Non-Incentive Stock Option Agreement                             900
================================================================================
Stewart Boyd Non-Incentive Stock Option Agreement                            900
================================================================================
Lucas Jenson Non-Incentive Stock Option Agreement                          1,300
================================================================================
Randy Wurtsbaugh Non-Incentive Stock Option Agreement                        900
================================================================================
Thomas Maxwell Non-Incentive Stock Option Agreement                          900
================================================================================
Kevin Favreau Non-Incentive Stock Option Agreement                         1,400
================================================================================
Janet Scarf Non-Incentive Stock Option Agreement                             900
================================================================================
Chrystal Heimert Non-Incentive Stock Option Agreement                      1,150
================================================================================
Elizabeth Gibbons Non-Incentive Stock Option Agreement                     1,200
================================================================================
Carol Hickman Non-Incentive Stock Option Agreement                         1,500
================================================================================
William Patten Non-Incentive Stock Option Agreement                        1,200
================================================================================
J. Patrick Burns Non-Incentive Stock Option Agreement                        900
================================================================================
Robert Sweeney Non-Incentive Stock Option Agreement                          900
================================================================================
John LeBourveau Jr. Non-Incentive Stock Option Agreement                   1,500
================================================================================
Debra Kilpatrick Non-Incentive Stock Option Agreement                        900
================================================================================
Stephen Nooney Non-Incentive Stock Option Agreement                        1,150
================================================================================
Lori Nelson Non-Incentive Stock Option Agreement                             900
================================================================================
Paul Obuchowski Non-Incentive Stock Option Agreement                         900
================================================================================
Alison Godard Non-Incentive Stock Option Agreement                         1,150
================================================================================
Debra Royce Non-Incentive Stock Option Agreement                           1,400
================================================================================
Arnold Carbone Non-Incentive Stock Option Agreement                        1,400
================================================================================
Patrick Fleming Non-Incentive Stock Option Agreement                         900
================================================================================
Brian Gaines Non-Incentive Stock Option Agreement                            900
================================================================================
Kenneth Russack Non-Incentive Stock Option Agreement                         900
================================================================================
Sandra Julius Non-Incentive Stock Option Agreement                           600
================================================================================
Stuart MacDonald Non-Incentive Stock Option Agreement                        900
================================================================================
Allen Goodine Non-Incentive Stock Option Agreement                           900
================================================================================
Judith Erikson Non-Incentive Stock Option Agreement                        1,100
================================================================================
Melita DeBellis Non-Incentive Stock Option Agreement                         900
================================================================================
Jean Stetter Non-Incentive Stock Option Agreement                            900
================================================================================
Joseph Wilkins Non-Incentive Stock Option Agreement                          900
================================================================================
Patricia Walsten Non-Incentive Stock Option Agreement                        900
================================================================================
Andrea Asch Non-Incentive Stock Option Agreement                             900
================================================================================
Martha Lunbeck Non-Incentive Stock Option Agreement                          900
================================================================================
Stephen Vantine Non-Incentive Stock Option Agreement                         900
================================================================================
Kathleen Kennedy Non-Incentive Stock Option Agreement                        900
================================================================================
Daniel Carver Non-Incentive Stock Option Agreement                           900
================================================================================
Candelin Wahl Non-Incentive Stock Option Agreement                           900
================================================================================
David Stever Non-Incentive Stock Option Agreement                            900
================================================================================
Ellyn Ladd Non-Incentive Stock Option Agreement                              900
================================================================================
Mark Barlow Non-Incentive Stock Option Agreement                             900
================================================================================
Nancy Stoddard Non-Incentive Stock Option Agreement                          900
================================================================================
Douglas Walter Non-Incentive Stock Option Agreement                        1,400
================================================================================
Claire Doyon Non-Incentive Stock Option Agreement                            900
================================================================================
Denise Sanders Non-Incentive Stock Option Agreement                          900
================================================================================
Linda Johnston Non-Incentive Stock Option Agreement                          900
================================================================================
Jeffrey Edwards Non-Incentive Stock Option Agreement                         900
================================================================================
Diane Speakman Non-Incentive Stock Option Agreement                          900
================================================================================
Robert Carlson Non-Incentive Stock Option Agreement                          900
================================================================================
Jean Doyle Non-Incentive Stock Option Agreement                              900
================================================================================
Rosanne Benter Non-Incentive Stock Option Agreement                          900
================================================================================
David Kolby Non-Incentive Stock Option Agreement                             900
================================================================================
Jesus Garcia Non-Incentive Stock Option Agreement                            900
================================================================================
Peter Cooke Non-Incentive Stock Option Agreement                             900
================================================================================
Joe Hanna Non-Incentive Stock Option Agreement                               900
================================================================================
Terrence Meyer Non-Incentive Stock Option Agreement                          900
================================================================================
Jay Wehmeyer Non-Incentive Stock Option Agreement                            900
================================================================================
Thomas Cuozzo Non-Incentive Stock Option Agreement                           900
================================================================================
Sharlene Silva Non-Incentive Stock Option Agreement                          900
================================================================================
Paul Stephens Non-Incentive Stock Option Agreement                           900
================================================================================
Leslie Veader Non-Incentive Stock Option Agreement                           900
================================================================================
Nancy French Non-Incentive Stock Option Agreement                            900
================================================================================
Kimberly Steinfeld Non-Incentive Stock Option Agreement                    1,200
================================================================================
Tracy Burns Non-Incentive Stock Option Agreement                             900
================================================================================
Penny Tudor Non-Incentive Stock Option Agreement                             900
================================================================================
Robert Ciechanowicz Non-Incentive Stock Option Agreement                     900
================================================================================
Peter Nolan Non-Incentive Stock Option Agreement                             900
================================================================================
Bradley Hodgdon Non-Incentive Stock Option Agreement                         600
================================================================================
Richard Jenkins Non-Incentive Stock Option Agreement                         600
================================================================================
Melissa Meierstein-Loomis Non-Incentive Stock Option Agreement               600
================================================================================
Joan Painter Non-Incentive Stock Option Agreement                            800
================================================================================
Todd Regan Non-Incentive Stock Option Agreement                              600
================================================================================
Jason Sweeney Non-Incentive Stock Option Agreement                           800
================================================================================
Beecher Eurich Non-Incentive Stock Option Agreement                          600
================================================================================
Gary LaRose Non-Incentive Stock Option Agreement                             600
================================================================================
Todd Morse Non-Incentive Stock Option Agreement                              600
================================================================================
Paul Goulart Non-Incentive Stock Option Agreement                            600
================================================================================
Michael Brink Non-Incentive Stock Option Agreement                           600
================================================================================
Amy Boisvert Non-Incentive Stock Option Agreement                            600
================================================================================
Christopher Lamotte Non-Incentive Stock Option Agreement                     800
================================================================================
John Kendrick Non-Incentive Stock Option Agreement                           600
================================================================================
Walter Bouchard Non-Incentive Stock Option Agreement                         600
================================================================================
Julie Atwood Non-Incentive Stock Option Agreement                            600
================================================================================
Gene Steinfeld Non-Incentive Stock Option Agreement                          600
================================================================================
Sarah Sparks Non-Incentive Stock Option Agreement                            900
================================================================================
Clayton Lamson Non-Incentive Stock Option Agreement                          600
================================================================================
David Ravenscroft Non-Incentive Stock Option Agreement                       600
================================================================================
Michael Gilbert Non-Incentive Stock Option Agreement                         600
================================================================================
Michael Hodulik Non-Incentive Stock Option Agreement                         600
================================================================================
Roland Wilhelm Non-Incentive Stock Option Agreement                          600
================================================================================
William Price Non-Incentive Stock Option Agreement                           600
================================================================================
Timothy O'Meara Non-Incentive Stock Option Agreement                         600
================================================================================
Eric Fredette Non-Incentive Stock Option Agreement                           600
================================================================================
Dale Conoscenti Non-Incentive Stock Option Agreement                         600
================================================================================
Danie  Scheidt Non-Incentive Stock Option Agreement                          600
================================================================================
Sara Mann Non-Incentive Stock Option Agreement                               600
================================================================================
Wanda Mitchell Non-Incentive Stock Option Agreement                          600
================================================================================
Margaret Brauer Non-Incentive Stock Option Agreement                         900
================================================================================
Kathleen Neugold Non-Incentive Stock Option Agreement                        600
================================================================================
Richard Duda Non-Incentive Stock Option Agreement                            600
================================================================================
Ian Ormon Non-Incentive Stock Option Agreement                             1,200
================================================================================
Todd Rexford Non-Incentive Stock Option Agreement                            600
================================================================================
Thomas Burrows Non-Incentive Stock Option Agreement                          600
================================================================================
Lexcy Prahl Non-Incentive Stock Option Agreement                             600
================================================================================
Joel Gabert Non-Incentive Stock Option Agreement                             600
================================================================================
Christopher Unrue Non-Incentive Stock Option Agreement                       600
================================================================================
Robert Acree Non-Incentive Stock Option Agreement                            600
================================================================================
Randy Aiken Non-Incentive Stock Option Agreement                             600
================================================================================
Norman Partlow Non-Incentive Stock Option Agreement                          600
================================================================================
Harvey Ingram Non-Incentive Stock Option Agreement                           600
================================================================================
Richard Butler Non-Incentive Stock Option Agreement                          600
================================================================================
Steven Hebert Non-Incentive Stock Option Agreement                           600
================================================================================
Richard Rennie Non-Incentive Stock Option Agreement                          600
================================================================================
Stephen Ferreira Non-Incentive Stock Option Agreement                        850
================================================================================
Jill Bujold Non-Incentive Stock Option Agreement                             600
================================================================================
Mark Dincecco Non-Incentive Stock Option Agreement                           600
================================================================================
Michael Morrison Non-Incentive Stock Option Agreement                        600
================================================================================
Laurie Vien Non-Incentive Stock Option Agreement                             600
================================================================================
Nancy Parks Non-Incentive Stock Option Agreement                             600
================================================================================
Laura Byrne Non-Incentive Stock Option Agreement                             600
================================================================================
Jay King Non-Incentive Stock Option Agreement                                600
================================================================================
Deborah Howard Non-Incentive Stock Option Agreement                          600
================================================================================
Laurie LeBourveau Non-Incentive Stock Option Agreement                       600
================================================================================
Peter Kennedy Non-Incentive Stock Option Agreement                           900
================================================================================
Melody Plante Non-Incentive Stock Option Agreement                           600
================================================================================
Mary Wylde Non-Incentive Stock Option Agreement                              600
================================================================================
Michelle Moses Non-Incentive Stock Option Agreement                          600
================================================================================
Shawna Parizo Non-Incentive Stock Option Agreement                           300
================================================================================
Michael Spinelli Non-Incentive Stock Option Agreement                        300
================================================================================
Rebecca Ouellette Morton Non-Incentive Stock Option Agreement                300
================================================================================
Stephen Burrington Non-Incentive Stock Option Agreement                      600
================================================================================
Kathy Boutin Non-Incentive Stock Option Agreement                            300
================================================================================
Gary Henderson Non-Incentive Stock Option Agreement                          300
================================================================================
Gary Audy Non-Incentive Stock Option Agreement                               300
================================================================================
John Shaffer Non-Incentive Stock Option Agreement                            300
================================================================================
Robert Douglas II Non-Incentive Stock Option Agreement                       300
================================================================================
Rebecca Golden Non-Incentive Stock Option Agreement                          300
================================================================================
Danielle Mowery Non-Incentive Stock Option Agreement                         300
================================================================================
Bram Kleppner Non-Incentive Stock Option Agreement                           300
================================================================================
Paula Rea Non-Incentive Stock Option Agreement                               600
================================================================================
Roy Cook Non-Incentive Stock Option Agreement                                300
================================================================================
Thomas Noyes Non-Incentive Stock Option Agreement                            300
================================================================================
Marc Kenny Non-Incentive Stock Option Agreement                              300
================================================================================
Pamela VanDeursen Non-Incentive Stock Option Agreement                       300
================================================================================
Carrie LaPine-Walker Non-Incentive Stock Option Agreement                    300
================================================================================
Jon Meyers Non-Incentive Stock Option Agreement                              300
================================================================================
Janet Norcross Non-Incentive Stock Option Agreement                          300
================================================================================
David Fitzgerald Non-Incentive Stock Option Agreement                        300
================================================================================
Cynthia Boros Non-Incentive Stock Option Agreement                           300
================================================================================
Charles Billingsley Non-Incentive Stock Option Agreement                     300
================================================================================
Marianne Corcoran Non-Incentive Stock Option Agreement                       300
================================================================================
Daron Byerly Non-Incentive Stock Option Agreement                            300
================================================================================
Dian Elliott Non-Incentive Stock Option Agreement                            300
================================================================================
Pamela Root Non-Incentive Stock Option Agreement                             300
================================================================================
Claudine Cole Non-Incentive Stock Option Agreement                           300
================================================================================
Lynda Blouin-English Non-Incentive Stock Option Agreement                    400
================================================================================
Denise Dean Non-Incentive Stock Option Agreement                             300
================================================================================
Kim Schaefer Non-Incentive Stock Option Agreement                            300
================================================================================
Ruaidrhi Carroll Non-Incentive Stock Option Agreement                        300
================================================================================
Albert Menard Non-Incentive Stock Option Agreement                           300
================================================================================
Eric Hale Non-Incentive Stock Option Agreement                               300
================================================================================
Gary Buealmont Non-Incentive Stock Option Agreement                          300
================================================================================
Sue Hudson Non-Incentive Stock Option Agreement                              300
================================================================================
Gail Cummings Non-Incentive Stock Option Agreement                           300
================================================================================
Catherine Dinsmore Non-Incentive Stock Option Agreement                      300
================================================================================
Todd Logan Non-Incentive Stock Option Agreement                              300
================================================================================
Amy Pfeiffer Non-Incentive Stock Option Agreement                            300
================================================================================
Lee Holden Non-Incentive Stock Option Agreement                              300
================================================================================
Stacy Riley Non-Incentive Stock Option Agreement                             300
================================================================================
Susan Scheer Non-Incentive Stock Option Agreement                            300
================================================================================
Mildred Badger Non-Incentive Stock Option Agreement                          300
================================================================================
Rickey Rouleau Non-Incentive Stock Option Agreement                          600
================================================================================
Michelle Malaney Non-Incentive Stock Option Agreement                        600
================================================================================
Scott Reed Non-Incentive Stock Option Agreement                              300
================================================================================
Brent Campbell Non-Incentive Stock Option Agreement                          300
================================================================================
Susan Bittermann Non-Incentive Stock Option Agreement                        300
================================================================================
Lauri Thurber Non-Incentive Stock Option Agreement                           300
================================================================================
Michael Atwood Non-Incentive Stock Option Agreement                          300
================================================================================
Theresa Dennis Non-Incentive Stock Option Agreement                          600
================================================================================
Linda Schwarm Non-Incentive Stock Option Agreement                           300
================================================================================
Dorothy Stirk Non-Incentive Stock Option Agreement                           300
================================================================================
Amy Caldwell Non-Incentive Stock Option Agreement                            300
================================================================================
Eugene Gratton Non-Incentive Stock Option Agreement                          300
================================================================================
Tania Badeau Non-Incentive Stock Option Agreement                            300
================================================================================
Jeanne Satink Non-Incentive Stock Option Agreement                           300
================================================================================
Lynn Ronci Non-Incentive Stock Option Agreement                              300
================================================================================
Kristen Gedeon Non-Incentive Stock Option Agreement                          300
================================================================================
Kettiluigina Cicco Non-Incentive Stock Option Agreement                      300
================================================================================
Robert Stilson Non-Incentive Stock Option Agreement                          300
================================================================================
Robert Schofield Non-Incentive Stock Option Agreement                        300
================================================================================
Beverly Hammond Non-Incentive Stock Option Agreement                         300
================================================================================
Patricia Walton Non-Incentive Stock Option Agreement                         300
================================================================================
Cindy Houston Non-Incentive Stock Option Agreement                           300
================================================================================
Carol O'Neill Non-Incentive Stock Option Agreement                           300
================================================================================
Alicia Poquette Non-Incentive Stock Option Agreement                         300
================================================================================
Robert McCarthy Non-Incentive Stock Option Agreement                         300
================================================================================
Timothy Steward Non-Incentive Stock Option Agreement                         300
================================================================================
Scott Beaudin Non-Incentive Stock Option Agreement                           300
================================================================================
Angela Sanderson Non-Incentive Stock Option Agreement                        300
================================================================================
Michele Curren Non-Incentive Stock Option Agreement                          300
================================================================================
Jeanne Victoria Orner Non-Incentive Stock Option Agreement                   300
================================================================================
Kate Warwick Non-Incentive Stock Option Agreement                            500
================================================================================
Tonnette Pratt Non-Incentive Stock Option Agreement                          300
================================================================================
Eric Masterton-Mott Non-Incentive Stock Option Agreement                     300
================================================================================
Heather York Non-Incentive Stock Option Agreement                            300
================================================================================
Alain Beliveau Non-Incentive Stock Option Agreement                          300
================================================================================
Marguerite Sayah Non-Incentive Stock Option Agreement                        300
================================================================================
Tracy Knight Non-Incentive Stock Option Agreement                            300
================================================================================
Valerie White Non-Incentive Stock Option Agreement                           300
================================================================================
Sean Greenwood Non-Incentive Stock Option Agreement                          300
================================================================================
Katharina Frazier Non-Incentive Stock Option Agreement                       300
================================================================================
Alan Aitken Non-Incentive Stock Option Agreement                             300
================================================================================
Amy Weller Non-Incentive Stock Option Agreement                              300
================================================================================
Justin Worthley Non-Incentive Stock Option Agreement                         400
================================================================================
Karin Thomas Non-Incentive Stock Option Agreement                            300
================================================================================
John Murray Non-Incentive Stock Option Agreement                             300
================================================================================
Ian Hills Non-Incentive Stock Option Agreement                               900
================================================================================
Mathew Fulbrook Non-Incentive Stock Option Agreement                         900
================================================================================
Naigee Gopal Non-Incentive Stock Option Agreement                            900
================================================================================
Roy West Non-Incentive Stock Option Agreement                                900
================================================================================
Mark Dayton Non-Incentive Stock Option Agreement                             200
================================================================================
Michelle Sinclair Non-Incentive Stock Option Agreement                       200
================================================================================
Amanda Smyth Non-Incentive Stock Option Agreement                            200
================================================================================
Paula Cox Non-Incentive Stock Option Agreement                               300
================================================================================
Marie Anne Echevard Non-Incentive Stock Option Agreement                     900
================================================================================
Loic Drapeau Non-Incentive Stock Option Agreement                            900
================================================================================
Ludovic Schelling Non-Incentive Stock Option Agreement                       500
================================================================================
Philippe LeBras Non-Incentive Stock Option Agreement                         500
================================================================================
Fabrice Costantini Non-Incentive Stock Option Agreement                      800
================================================================================
David Dupry Non-Incentive Stock Option Agreement                             300
================================================================================
Christopher Dolinsek Non-Incentive Stock Option Agreement                    300
================================================================================